UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 42nd Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2016, Blackstone Mortgage Trust, Inc. (the “Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Blackstone Mortgage Trust, Inc. 2016 Stock Incentive Plan (the “2016 Stock Incentive Plan”) and the Blackstone Mortgage Trust, Inc. 2016 Manager Incentive Plan (the “2016 Manager Plan”). The 2016 Stock Incentive Plan and the 2016 Manager Plan became effective as of the date of such stockholder approval.

The material features of the 2016 Stock Incentive Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on April 21, 2016 (the “Proxy Statement”) in the section entitled “Proposal 3 – Approval of Blackstone Mortgage Trust, Inc. 2016 Stock Incentive Plan”, which is incorporated herein by reference as Exhibit 99.1. Such description is qualified in its entirety by reference to the 2016 Stock Incentive Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The material features of the 2016 Manager Plan are described in the Company’s Proxy Statement in the section entitled “Proposal 4 – Approval of Blackstone Mortgage Trust, Inc. 2016 Manager Incentive Plan”, which is incorporated herein by reference as Exhibit 99.2. Such description is qualified in its entirety by reference to the 2016 Manager Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2016, the Company held its Annual Meeting. A quorum was present at the meeting, as required by the Company’s Fourth Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following eight individuals were elected to the Company’s Board of Directors to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Michael B. Nash	60,358,531	2,510,523	22,218,066
Stephen D. Plavin	60,391,685	2,477,369	22,218,066
Leonard W. Cotton	61,701,047	1,168,007	22,218,066
Thomas E. Dobrowski	61,174,125	1,694,929	22,218,066
Martin L. Edelman	54,779,712	8,089,342	22,218,066
Henry N. Nassau	54,789,970	8,079,084	22,218,066
Jonathan L. Pollack	55,122,542	7,746,512	22,218,066
Lynne B. Sagalyn	61,208,615	1,660,439	22,218,066

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, was ratified.

Votes For	Votes Against	Votes Abstained
84,726,778	141,621	218,721

Proposal 3 – Approval of the Blackstone Mortgage Trust, Inc. 2016 Stock Incentive Plan

The Blackstone Mortgage Trust, Inc. 2016 Stock Incentive Plan was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
60,795,717	1,764,599	308,738	22,218,066

Proposal 4– Approval the Blackstone Mortgage Trust, Inc. 2016 Manager Incentive Plan

The Blackstone Mortgage Trust, Inc. 2016 Manager Incentive Plan was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
60,704,081	1,840,955	324,018	22,218,066

Proposal 5 – Advisory Vote on Executive Compensation: To Approve in a Non-binding, Advisory Vote, the Compensation Paid to Our Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation paid to our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
40,444,369	21,956,913	467,772	22,218,066

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Blackstone Mortgage Trust, Inc. 2016 Stock Incentive Plan

10.2	Blackstone Mortgage Trust, Inc. 2016 Manager Incentive Plan

99.1	The section entitled “Proposal 3 – Approval of Blackstone Mortgage Trust, Inc. 2016 Stock Incentive Plan”, of the Company’s definitive Proxy Statement on Schedule 14A filed by the Company on April 21, 2016 is incorporated herein by reference

99.2	The section entitled “Proposal 4 – Approval of Blackstone Mortgage Trust, Inc. 2016 Manager Incentive Plan”, of the Company’s definitive Proxy Statement on Schedule 14A filed by the Company on April 21, 2016 is incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: June 17, 2016
	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Head of Legal and Compliance and Secretary